Supplement dated June 26, 2023

to the Summary Prospectus, Prospectus and

Statement of Additional Information (the “SAI”) of AlphaMark Fund (the “Fund”)

ALPHAMARK FUND

Ticker Symbol: AMLCX

This Supplement provides new and additional information beyond that in, and should be read in conjunction with, the Fund’s Summary Prospectus, Prospectus and SAI.

The Board of Trustees of AlphaMark Investment Trust (the “Trust”), after notice of the Advisor’s termination of the investment advisory agreement and based on information provided by AlphaMark Advisors, LLC (the “Advisor”), has determined that it is in the best interest of the Fund and its shareholders that the Fund be liquidated. In connection therewith, the Board has approved a Plan of Liquidation and Dissolution (the “Plan”) for the Fund. Effective immediately, the Fund will cease to pursue its investment objective, will cease selling shares, and the Fund’s investment manager, AlphaMark Advisors, LLC, may begin liquidating the Fund’s investments.

Pursuant to the Plan, the Fund will liquidate its investments and thereafter redeem all of its outstanding shares by distribution of its assets to shareholders in amounts equal to the net asset value of each shareholder’s Fund investment after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. The Advisor anticipates that the assets of the Fund will be fully liquidated and all outstanding shares redeemed on or about July 31, 2023 (the “Liquidation Date”). This date may be changed without notice to shareholders, as the liquidation of the Fund’s assets or winding up of the Fund’s affairs may take longer than expected.

Until the Liquidation Date, you may continue to freely redeem your shares, including reinvested distributions, in accordance with the section in the Prospectus entitled “How to Redeem Shares.” Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Dividends, Distributions and Taxes” sections in the Fund’s Prospectus for general information. You may wish to consult your tax advisor about your particular tax situation.

As a result of the anticipated liquidation of the Fund, the Fund is expected to deviate from its stated investment strategies and policies and will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will hold cash and cash equivalents, such as money market funds, until all investments have been converted to cash and all shares have been redeemed. During this period, your investment in a Fund may not experience the gains (or losses) that would be typical if the Fund were still pursuing its investment objective.

Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares prior to distribution,  unless you have previously requested payment in cash.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO THE LIQUIDATION DATE WILL HAVE THEIR SHARES REDEEMED AUTOMATICALLY AS OF THE CLOSE OF BUSINESS ON THE LIQUIDATION DATE. THE PROCEEDS OF ANY SUCH REDEMPTION WILL BE EQUAL TO THE NET ASSET VALUE OF SUCH SHARES AFTER THE FUND HAS PAID OR PROVIDED FOR ALL OF ITS CHARGES, TAXES, EXPENSES AND LIABILITIES. ANY LIQUIDATING DISTRIBUTION, WHICH MAY BE IN CASH OR CASH EQUIVALENTS  EQUAL TO EACH RECORD SHAREHOLDER’S PROPORTIONATE INTEREST OF THE NET ASSETS OF THE FUND, DUE TO THE FUND’S SHAREHOLDERS WILL BE SENT TO THE SHAREHOLDER’S ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-866-420-3350.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-866-420-3350.

This Supplement and the Fund’s Summary Prospectus, Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference.